FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH Amendment to Credit Agreement (this “Amendment”) is entered into as of June 2, 2015, among PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.), a Delaware corporation (“PRA”, or the “Borrower”), the Guarantors, the Lenders party hereto constituting Required Lenders and BANK OF AMERICA, N.A., as Administrative Agent.

Recitals

PRA, the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Credit Agreement dated as December 19, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to provide a senior credit facility to the Borrower.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
PRA and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein.  The Administrative Agent and the Lenders set forth below are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, PRA, the Guarantors, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
Subject to the satisfaction of the conditions precedent set forth in Article II, the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Change of Control” means the occurrence of any of the following events:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% of the Equity Interests of PRA entitled to vote for members of the board of directors or equivalent governing body of PRA on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of PRA cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c) if any Designated Borrower Revolving Commitments remain in effect and/or any Designated Borrower Revolving Loans are outstanding, the Designated Borrower shall cease to be a Wholly Owned Subsidiary (either directly or indirectly) of PRA.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
The Amendment set forth in Article I shall become effective on the date first written above (the “Fourth Amendment Effective Date”), when the following conditions have been met:
1.    Counterparts. Receipt by the Administrative Agent of counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
2.    Fees. Receipt by the Administrative Agent of all fees and expenses due and owing in connection with this Amendment, including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.
ARTICLE III
MISCELLANEOUS
1.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
2.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement, as amended hereby, and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

5.    Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders on the Fourth Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects on and as of such earlier date).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.)

By:	/s/ Judith Scott
Name : Judith Scott
Title: EVP and General Counsel

PORTFOLIO RECOVERY ASSOCIATES, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA RECEIVABLES MANAGEMENT, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA AUTO FUNDING, LLC

By:	/s/ Michael J. Petit
Name : Michael J. Petit
Title: Manager

PRA HOLDING I, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA HOLDING II, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA HOLDING III, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA HOLDING IV, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

CLAIMS COMPENSATION BUREAU, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA GOVERNMENT SERVICES, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

MUNISERVICES, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA PROFESSIONAL SERVICES, LLC

By:	/s/ Judith Scott
Name : Judith Scott
Title: Member’s Representative

PRA FINANCIAL SERVICES, LLC

By:	/s/ P. Kent McCammon
Name : P. Kent McCammon
Title: Manager

PLS HOLDING I, LLC

By:	/s/ Steven C. Roberts
Name : Steven C. Roberts
Title: Manager

PRA HOLDING II, LLC

By:	/s/ Steven C. Roberts
Name : Steven C. Roberts
Title: Manager

PRA LOCATION SERVICES
By: PLS Holding I, LLC, its General Partner

By:	/s/ Steven C. Roberts
Name : Steven C. Roberts
Title: Manager

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renee Marion
Name : Renee Marion
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jundie Cadiena
Name : Jundie Cadiena
Title: Senior Vice-President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Cribbet
Name : James Cribbet
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Paula Mueller
Name : Paula Mueller
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paula Smith
Name : Paula Smith
Title: Senior Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ William A. Casey
Name : William A. Casey
Title: SVP

XENITH BANK, as a Lender

By:	/s/ Bradley D. Nott
Name : Bradley D. Nott
Title: Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Jason Williams
Name : Jason Williams
Title: Vice President

BANK OF HAMPTON ROADS, as a Lender

By:	/s/ P. Kelley Gowen
Name : P. Kelley Gowen
Title: S.V.P.

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ David W. Dinella
Name : David W. Dinella
Title: Senior Vice President

UNION BANK & TRUST, as a Lender

By:	/s/ Debbie H. Young
Name : Debbie H. Young
Title: SVP

DNB CAPITAL LLC, as a Lender

By:	/s/ Nikolai A. Nachamkin
Name : Nikolai A. Nachamkin
Title: Senior Vice President

By:	/s/ Colleen Durkin
Name : Colleen Durkin
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ J. David Izard
Name : J. David Izard
Title: Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Mary Forstner
Name : Mary Forstner
Title: Director

By:	/s/ Jonathan Banks
Name : Jonathan Banks
Title: Managing Director

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keith A. Sherman
Name : Keith A. Sherman
Title: Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Victor Alarcon
Name : Victor Alarcon
Title: First Vice President

By:	/s/ Barry Solomon
Name : Barry Solomon
Title: First Vice President